UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 21, 2015

Wells Fargo Commercial Mortgage Trust 2015-C28
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Wells Fargo Bank, National Association
Rialto Mortgage Finance, LLC
C-III Commercial Mortgage LLC
Basis Real Estate Capital II, LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-195164-08	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.     Other Events.

On or about May 21, 2015, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2015-C28, Commercial Mortgage Pass-Through Certificates, Series 2015-C28 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2015-C28 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of May 1, 2015 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class B, Class C, Class D and Class PEX Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class X-E, Class X-F, Class X-G, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”).  Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about May 21, 2015 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets will be a pool of ninety-nine (99) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”).  Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of May 13, 2015, between the Registrant and Wells Fargo; certain of  the Mortgage Loans are expected to be acquired by the Registrant from Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of May 13, 2015, between the Registrant and Rialto; certain of  the Mortgage Loans are expected to be acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of May 13, 2015, between the Registrant and C-III; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of March 25, 2015, between the Registrant, Basis and Basis Investment Group LLC.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of May 13, 2015, between the Registrant, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to Wells Fargo Securities, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, pursuant to a Certificate Purchase Agreement, dated as of May 13, 2015, between the Registrant, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as initial purchasers, and Wells Fargo, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated May 15, 2015, supplementing the Prospectus dated January 28, 2015, each as filed with the Securities and Exchange Commission.

Moreover, prior to the Closing Date, a series of mortgage pass-through certificates, entitled Citigroup Commercial Mortgage Trust 2015-GC29, Commercial Mortgage Pass-Through Certificates, Series 2015-GC29 was issued by Citigroup Commercial Mortgage Trust 2015-GC29, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2015 (the “CGCMT 2015-GC29 Pooling and Servicing Agreement”) between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as

master servicer and as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.  Pursuant to the Pooling and Servicing Agreement, the Commerce Point I & II Loan Combination is a Non-Serviced Loan Combination, the Commerce Point I & II Mortgage Loan is a Non-Trust-Serviced Pooled Mortgage Loan, and the servicing of the Commerce Point I & II Loan Combination is governed by the CGCMT 2015-GC29 Pooling and Servicing Agreement and the related intercreditor agreement.  The CGCMT 2015-GC29 Pooling and Servicing Agreement is attached hereto as Exhibit 99.5.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

1.1
Underwriting Agreement, dated as of May 13, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of May 13, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of May 13, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of May 13, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of May 13, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.5
Pooling and Servicing Agreement, dated as of April 1, 2015, between between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Matthew Orrino
Name: Matthew Orrino
Title: Director

Dated:  May 21, 2015

Exhibit Index

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of May 13, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC.

4.1
Pooling and Servicing Agreement, dated as of May 1, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of May 13, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of May 13, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC

99.3	Mortgage Loan Purchase Agreement, dated as of May 13, 2015, between Wells Fargo Commercial Mortgage Securities, Inc. and C-III Commercial Mortgage LLC

99.4	Mortgage Loan Purchase Agreement, dated as of May 13, 2015, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC

99.5
Pooling and Servicing Agreement, dated as of April 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.